THIRD AMENDMENT
TO SECOND AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Third Amendment”) is entered into as of March 7, 2008 (the “Effective Date”), by and among MARINEMAX, INC., a Delaware corporation (the “Company”) and each of the six (6) other Borrowers set forth on Schedule I attached hereto and by the reference incorporated herein (each of the Company and each of such six (6) Persons other than the Company, singularly, a “Borrower,” and the Company and all of such Persons other than the Company, collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION, a national banking association, both individually (in such capacity, “KeyBank”) and as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., a national banking association and successor by merger to Banc of America Specialty Finance, Inc., individually (in such capacity, “BOA”), as collateral agent (in such capacity, the “Collateral Agent”) and as documentation agent (in such capacity, the “Documentation Agent”) and the various other financial institutions as are or may become parties hereto, including, as of the date hereof, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Nevada corporation (“GE Commercial”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Wachovia”), WELLS FARGO BANK, N.A., a national banking association (“Wells Fargo”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“US Bank”), BRANCH BANKING & TRUST COMPANY, a North Carolina corporation (“BB&T”), and BANK OF THE WEST, a California corporation (“Bank of the West”) that is as of the date of this Third Amendment replacing National City Bank as a Lender under the Agreement (KeyBank, BOA, GE Commercial, Wachovia, Wells Fargo, US Bank, BB&T, Bank of the West, and such other financial institutions, collectively, the “Lenders”), amending that Second Amended and Restated Credit and Security Agreement dated as of June 19, 2006, by and among Borrowers and Lenders as heretofore amended by the First Amendment to Second Amended and Restated Credit and Security Agreement dated as of May 31, 2007 and the Second Amendment to Second Amended and Restated Credit and Security Agreement dated as of October 1, 2007 (the “Agreement”). Unless otherwise defined in this Third Amendment, all defined terms used in this Third Amendment shall have the meanings ascribed to such terms in the Agreement. This Third Amendment is entered into in consideration of, and upon, the terms, conditions and agreements set forth herein.

1. Background.

(A) Borrowers and Lenders desire to amend certain provisions of the Agreement effective as of the date of this Third Amendment. In addition, Borrowers desire to replace National City Bank (“National City”), one of the original lenders under the Agreement, with Bank of the West to approve this Third Amendment. Pursuant to Section 9.06(b) of the Agreement, the Borrowers and KeyBank, BOA, GE Commercial, Wachovia, Wells Fargo, US Bank and BB&T have agreed to replace National City with Bank of the West, and National City has both consented to being replaced and waived the 30-day notice requirement in Section 9.06(b).

(B) Contemporaneously with the execution and delivery of this Third Amendment, (1) Bank of the West has purchased National City’s Promissory Note for principal amount of such Promissory Note, (2) National City has delivered its Promissory Note to the Administrative Agent for the benefit of Bank of the West, (3) the Borrowers have executed in favor of Bank of the West and delivered to the Administrative Agent for redelivery to Bank of the West a new Promissory Note dated as of the Effective Date, and (4) the Administrative Agent, acting on behalf of the Bank of the West, has canceled and returned to the Borrowers the National City Promissory Note. All such payments and deliveries are being made with the understanding that (a) all interest on the National City Promissory Note accruing from the last Interest Payment Date to the Effective Date shall be remitted to National City by the Administrative Agent when received by the Administrative Agent on the next Interest Payment Date, and (b) all interest on the Bank of the West Note accruing from the Effective Date to the next Interest Payment Date shall be remitted to Bank of the West by the Administrative Agent when received by the Administrative Agent on the next Interest Payment Date.

2. Amendments to Provisions Relating to the Replacement of National City with Bank of the West. Various provisions of the Agreement formerly mentioning National City are hereby amended to replace National City with Bank of the West, as follows:

(A) The definition of “Lenders” is hereby amended to read in its entirety as follows:

“Lenders” shall mean (a) KeyBank, BOA, GE Commercial, Wachovia, Wells Fargo, US Bank, BB&T, and Bank of the West, (b) any Affiliate or Affiliates to which any of the institutions named in (a) above shall assign its interests under this Agreement in the manner permitted by Section 9.04, (c) any additional lenders hereafter admitted in accordance with Section 9.05 of this Agreement, and (d) any replacement lenders hereafter admitted in accordance with Section 9.06 of this Agreement.

(B) Section 2.01(b) of the Agreement is hereby amended to read in its entirety as follows:

(b) Lenders and Pro Rata Percentages. Until such time as additional or replacement Lenders are added in the manner contemplated by Section 9.05 or Section 9.06 of this Agreement, the respective Pro Rata Percentages of the Lenders in the Commitment shall be as follows:

Lender — Pro Rata Percentage

BOA	27%
KeyBank	20%
GE Commercial	18%
Wachovia	10%
Wells Fargo	7%
US Bank	6%
BB&T	6%
Bank of the West	6%

TOTAL	100%

Each Lender shall have the right to participate a portion of its Pro Rata Percentage of the Advances and the Commitment and to assign its Pro Rata Percentage of the Advances and the Commitment in the manner permitted by Section 9.04 of this Agreement.

(C) Section 9.02(e) of the Agreement is hereby amended to read in its entirety as follows:

(e) If to Bank of the West:

Bank of the West
201 N. Civic Drive
Walnut Creek, California 94596
Attn: Jim Chesser, VP, Credit Manager
Fax: (800) 473-9878

3. Amendments to Section 6.01 the Agreement. Section 6.01 of the Agreement is hereby amended to read in its entirety as follows:

6.01 Financial Covenants

(a) The Borrowers shall maintain, on a consolidated basis, a Current Ratio of at least: (1) 1.20 to 1 for the calendar quarters ending June 30 and September 30 of each year, and (2) 1.15 to 1 for the calendar quarters ending December 31 and March 31 of each year.

(b) The Borrowers shall maintain, on a consolidated basis, a Leverage Ratio of not more than (1) 4.00 to 1 for the calendar quarters ending June 30 and September 30 of each year, and (2) 5.0 to 1 for the calendar quarters ending December 31 and March 31 of each year.

(c) The Borrowers shall maintain, on a consolidated basis, a Fixed Charges Coverage Ratio of at least 1.25 to 1, tested quarterly on the basis of a rolling period of twelve (12) calendar months; provided, however, that for the calendar quarters ending on September 30, 2008, December 31, 2008, March 31, 2009, and June 30, 2009, the Borrowers shall maintain, on a consolidated basis, a Fixed Charges Coverage Ratio of at least 1.10 to 1, tested quarterly on the basis of a rolling period of twelve (12) calendar months.

4. Effect on Agreement. Except as specifically amended and modified by this Third Amendment, all terms, conditions, covenants and agreements set forth in the Agreement shall remain in full force and effect. The miscellaneous provisions of Article IX of the Agreement shall apply with equal force to this Third Amendment.

5. Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement.

IN WITNESS WHEREOF, this Third Amendment to the Second Amended and Restated Credit and Security Agreement has been executed and delivered by the parties (including 100% of the Lenders) as of the day and year first above written.

“BORROWERS”

MARINEMAX, INC., a Delaware corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn, Vice President

MARINEMAX EAST, INC., a Delaware corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn, Assistant Secretary

MARINEMAX SERVICES, INC., a Delaware corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn, Assistant Secretary

MARINEMAX REALTY, LLC, a Delaware limited liability company

NEWCOAST FINANCIAL SERVICES, LLC, a Delaware limited liability company

By: MARINEMAX, INC., sole member
By: /s/ Kurt M. Frahn
Kurt M. Frahn, Vice President

MARINEMAX NORTHEAST, LLC, a Delaware limited liability company

BOATING GEAR CENTER, LLC, a Delaware limited liability company

By: MARINEMAX EAST, INC., sole member
By: /s/ Kurt M. Frahn
Kurt M. Frahn, Assistant Secretary

“LENDERS”

KEYBANK NATIONAL ASSOCIATION, a national banking association

By: /s/ Brian T. McDevitt
Brian T. McDevitt
Vice President

BANK OF AMERICA, N.A., successor by merger to Banc of America Specialty Finance, Inc.

By: /s/ L. Ransom Burts
L. Ransom Burts
Senior Vice President

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Nevada corporation

By: /s/ David M. Campbell
David M. Campbell
Operations Manager

WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By: /s/ Leslie Fredericks
Leslie Frederics
Vice President

WELLS FARGO BANK, N.A., a national banking association

By: /s/ Don A. Byers
Don A. Byers
Vice President

U.S. BANK NATIONAL ASSOCIATION, a national banking association

By: /s/ Silvia Bougler
Silvia Bougler
Vice President

BRANCH BANKING & TRUST COMPANY, a North Carolina corporation

By: /s/ Brigitta Lawton
Brigitta Lawton
Senior Vice President

BANK OF THE WEST, a California corporation

By: /s/ James Chesser
James Chesser
Vice President

“ADMINISTRATIVE AGENT”

KEYBANK NATIONAL ASSOCIATION, a national banking association

By: /s/ Brian T. McDevitt
Brian T. McDevitt
Vice President

“COLLATERAL AGENT” and “DOCUMENTATION AGENT”

BANK OF AMERICA, N.A., successor by merger to Banc of America Specialty Finance, Inc.

By: /s/ L. Ransom Burts
L. Ransom Burts
Senior Vice President

Schedule I

1.	MARINEMAX EAST, INC., a Delaware corporation

2.	MARINEMAX SERVICES, INC., a Delaware corporation

3.	MARINEMAX REALTY, LLC, a Delaware limited liability company

4.	NEWCOAST FINANCIAL SERVICES, LLC, a Delaware limited liability company

5.	MARINEMAX NORTHEAST, LLC, a Delaware limited liability company

6.	BOATING GEAR CENTER, LLC, a Delaware limited liability company